INCOME TAX (Details Narrative) - USD ($)	12 Months Ended
	Nov. 30, 2022	Nov. 30, 2021
Income Tax Disclosure [Abstract]
Current income tax provision	$ 100	$ 1,254
Deferred income tax provision	0	0
Deferred tax assets valuation allowance	$ 868,535	$ 292,160
Deferred tax assets valuation allowance percentage	100.00%
Operating loss carryforwards	$ 5,097,041
Other Information Pertaining to Income Taxes	Within the meaning of IRC Section 382, an “ownership change” occurs when the aggregate stock ownership of certain stockholders (generally 5% shareholders, applying certain look-through rules and aggregation rules which combine unrelated shareholders that do not individually own 5% or more of the corporation’s stock into one or more “public groups” that may be treated as 5-percent shareholder) increases by more than 50 percentage points over such stockholders’ lowest percentage ownership during the testing period (generally three years)